Oct. 08, 2021
GENERAL MUNICIPAL MONEY MARKET FUNDS, INC. | General Municipal Money Market Funds, Inc.
General Municipal Money Market Funds, Inc.
October 8, 2021 DREYFUS MONEY MARKET FUNDS Premier Shares, Service Shares and Wealth Shares Supplement to Current Summary Prospectus and Prospectus

Low balance account fees and redemption policy

Low balance accounts may be subject to a small account fee or to redemption, as described below.

Small Account Policies

To offset the relatively higher cost of maintaining smaller shareholder accounts, if the net asset value of your account is below the fund's minimum initial investment requirement for the particular class of fund shares, the fund may charge your account a fee of $10.00 that is determined and assessed annually. The small account fee will be charged by redeeming shares in your account.

For certain accounts, if the net asset value of your account is below the fund's minimum initial investment requirement for the particular class of fund shares, the fund reserves the right to redeem all of the remaining shares in your account, close the account and send you the redemption proceeds. Accounts of shareholders who have accounts in other funds in the BNY Mellon Family of Funds with aggregate net assets of greater than $10,000, accounts participating in automatic investment programs, Retirement Plan accounts and accounts opened through certain financial intermediaries will not be subject to mandatory redemption.

Before either of the actions described above is taken, you will be given 60 days' advance written notice to give you time to increase your account balance to the required minimum amount if you are eligible to invest in the fund and have an address in good order with the fund's transfer agent.